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                                                                         EX-10.8

                              TERMINATION AGREEMENT

     The undersigned, constituting all of the parties to that certain Management Services Agreement by and between Brightpoint Asia Limited, a company incorporated in the British Virgin Islands, and Persequor Limited, a company incorporated in the British Virgin Islands, originally dated as of August 7, 2002, as amended and extended on July 1, 2004 (the "Management Services Agreement"), hereby agree that in connection with that certain Stock Purchase Agreement by and between Brightpoint Holdings B.V., a company organized and existing under the laws of the Netherlands, and John Alexander Du Plessis Currie, the sole shareholder of Persequor Limited, effective as of January 1, 2006, the Management Services Agreement (including any provisions thereof which by their terms survive termination of the Management Services Agreement) is hereby terminated, effective as of January 1, 2006 (the "Termination Effective Date") and shall be of no further force or effect, and each of the undersigned unconditionally releases the other party to the Management Services Agreement as of the Termination Effective Date with respect to any obligation or liability arising in connection with the Management Services Agreement.

     The internal law, without regard to conflicts of laws principles, of the State of Indiana will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Termination Agreement as of the 23rd day of February, 2006, to be effective as of January 1, 2006.

                                        BRIGHTPOINT ASIA LIMITED


                                        By: /s/ STEVEN E. FIVEL
                                            ------------------------------------
                                        Printed: STEVEN E. FIVEL
                                        Title: DIRECTOR


                                        PERSEQUOR LIMITED


                                        By: /s/ J. A. CURRIE
                                            ------------------------------------
                                        Printed: J. A. CURRIE
                                        Title: DIRECTOR